SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 12, 2010
                Date of Report (Date of Earliest event reported)


                                 BIO-CLEAN, INC.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                       333-149857               26-0338889
(State or other Jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

5412 Bolsa Avenue, Suite D, Huntington Beach, CA                   92649
  (Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (714) 373-1930

                895 Dove St., 3rd Floor, Newport Beach, CA 92660
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT.

On April 12, 2010, Bio-Clean, Inc. (the "Company") engaged Seale & Beers, Certified Public Accountants ("Seale & Beers") as the Company new independent registered public accounting firm to audit the Company's financial statements for the year ended December 31, 2009 and dismissed Ronald R. Chadwick, P.C. Certified Public Accountant ("Ronald R. Chadwick") as the Company's independent registered public accounting firm. The decision to dismiss Ronald R. Chadwick and engage Seale & Beers was approved by the Company's Board of Directors.

The reports of Ronald R. Chadwick on the financial statements of the Company for the years ended December 31, 2008 and 2007 contained no adverse opinion, disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern.

During the period from January 1, 2007 through the date of the Ronald Chadwick's dismissal there have been no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Ronald R. Chadwick on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ronald R. Chadwick would have caused it to make reference to the subject of such disagreements in their reports on the financial statements of such years. Further, there have been no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

Neither the Company, nor anyone on its behalf consulted with Seale & Beers during the period from January 1, 2007 though the date of Ronald R. Chadwick's dismissal regarding either (i) the application of the accounting principles to a specified transaction, either completed or proposed, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

 The Company provided Ronald R. Chadwick with a copy of this Current Report on Form 8-K and requested that Ronald R. Chadwick furnish the Company with a letter addressed to the Securities Exchange Commission stating whether it agrees with the above statements, and, if not, stating the respects in which it does not agree. A copy of the letter of Ronald R. Chadwick, dated June 28, 2010, stating that it agrees with the statements concerning its firm contained herein is attached here to as Exhibit 16.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                              Description
-----------                              -----------

  16.1 Letter dated June 28, 2010 from Ronald R. Chadwick P.C. Certified Public Accountants to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2010                      BIO-CLEAN, INC.


                                         By: /s/ E. G. Marchi
                                             -----------------------------------
                                         Name:  E. G. Marchi
                                         Title: President



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